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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): FEBRUARY 25, 2005

                         LIBERTY GROUP PUBLISHING, INC.

               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                        333-46957              36-4197635
        ---------------               ---------------         ---------------
(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
        Incorporation)                  File Number)        Identification No.)

                           3000 DUNDEE ROAD, SUITE 202
                           NORTHBROOK, ILLINOIS 60062

              (Address of Principal Executive Offices and Zip Code)

                              --------------------


Registrant's telephone number, including area code:   (847) 272-2244


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            NEW CREDIT FACILITY

            On February 28, 2005, Liberty Group Operating, Inc. ("Operating), a wholly owned subsidiary of Liberty Group Publishing, Inc. ("Publishing"), entered into a Credit Agreement with a syndicate of financial institutions led by Wells Fargo Bank, National Association ("Wells Fargo"), with U.S. Bank National Association ("US Bank") as syndication agent, CIT Lending Services Corporation as documentation agent and Wells Fargo as administrative agent (the "New Credit Facility"). The New Credit Facility provides for a $280.0 million principal amount Term Loan B that matures in February 2012 and a revolving credit facility with a $50.0 million aggregate commitment amount available, including a $10.0 million sub-facility for letters of credit, that matures in February 2011.

            On February 28, 2005, Operating initially borrowed $4.0 million principal amount of revolving credit loans and $100.0 million principal amount of the Term Loan B. The net proceeds were used in the manner described below, as well as to pay certain fees and expenses in connection with such transactions. The New Credit Facility provides that Operating may make an additional borrowing of up to $180.0 million principal amount of the Term Loan B within 60 days after the initial Term Loan B borrowing, and Operating intends to borrow the full amount thereunder on March 30, 2005 in connection with the redemption of Operating's 9 3/8% Senior Subordinated Notes due 2008 (the "Senior Subordinated Notes"; see Item 2.04 below for additional information).

            The New Credit Facility is secured by a first-priority security interest in substantially all of the tangible and intangible assets of Operating, Publishing and Publishing's other present and future direct and indirect subsidiaries. Additionally, the loans under the New Credit Facility are guaranteed, subject to specified limitations, by Publishing and all of the future direct and indirect subsidiaries of Operating and Publishing.

            The Term Loan B and the revolving credit facility bear interest at different rates, at Operating's option, equal to the Alternate Base Rate for an ABR loan (as defined therein) or the Adjusted LIBO Rate for a Eurodollar loan (as defined therein) plus the respective applicable margin. The applicable margin is based on: (1) whether the loan is an ABR loan or Eurodollar loan; and
(2) the ratio of (a) indebtedness of Operating and its subsidiaries to (b) pro forma EBITDA for the 12-month period then ended. Operating will also pay an annual fee equal to the applicable Eurodollar margin for the aggregate amount of outstanding letters of credit. Additionally, Operating will pay a fee on the unused portion of the revolving credit facility. No principal payments are due on the revolving credit facility until its maturity date. Assuming all of the Term Loan B is funded, the Term Loan B requires quarterly principal payments of $0.7 million, beginning on June 30, 2005, until December 31, 2011 and a final principal payment of $261.1 million on February 28, 2012, subject to reduction by the amount of any prepayments. The New Credit Facility contains financial covenants that require Operating to satisfy specified quarterly financial tests, including a minimum interest coverage ratio and a maximum leverage ratio. The New Credit Facility also contains affirmative and negative covenants, and events of default, customarily found in loan agreements for similar transactions.



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         SECURITIES EXCHANGE AGREEMENTS

         On February 28, 2005, Publishing entered into Securities Exchange Agreements with each of Green Equity Investors II, L.P. and Green Equity Investors III, L.P., affiliates of Leonard Green & Partners L.P. (together, "Green Equity"). In connection with the Securities Exchange Agreements, the parties exchanged the following securities on February 28, 2005:

         Debenture Exchange. Green Equity exchanged (1) (a) $69,200,000 in aggregate principal amount of Publishing's 11 5/8% Senior Discount Debentures due 2009 (the "Senior Discount Debentures"), plus accrued and unpaid interest thereon to February 27, 2005 of $603,337, and (ii) $17,546,907 in aggregate principal amount of Publishing's 11 5/8% Senior Debentures due 2009 (the "Senior Debentures"), plus accrued and unpaid interest thereon to February 27, 2005 of $152,987, for (2) $87,503,231 in aggregate principal amount of Publishing's Senior Debentures due 2013 (the "New Senior Debentures"). The terms of the New Senior Debentures are described below.

         Preferred Stock Exchange. Green Equity exchanged (1) 4,521,022 shares of Publishing's Series A 14 3/4% Senior Redeemable Exchangeable Cumulative Preferred Stock, liquidation value $25 per share (the "Series A Senior Preferred Stock"), plus accumulated and unpaid dividends thereon to February 27, 2005 of $1,250,345, for (2) an aggregate of 114,277 shares of Publishing's Series B-1 14 3/4% Senior Redeemable Cumulative Preferred Stock, with an initial liquidation value of $1,000 per share (the "Series B-1 Senior Preferred Stock"). The terms of the Series B-1 Senior Preferred Stock are described in Item 5.03 below and incorporated herein by reference.

         SENIOR DEBENTURES DUE 2013

         As described above, on February 28, 2005, Green Equity received $87,503,231 in aggregate principal amount of New Senior Debentures pursuant to the Securities Exchange Agreements. The New Senior Debentures are general unsecured obligations of Publishing, and are structurally subordinated in right of payment to indebtedness under the New Credit Facility. The New Senior Debentures will mature in March 2013. Interest will accrue from the date of issuance and is payable semi-annually on March 1 and September 1 of each year, commencing September 1, 2005. In accordance with an agreement between Green Equity and Publishing, Publishing is permitted to issue additional New Senior Debentures in lieu of cash interest (in an aggregate initial principal amount equal to the amount of cash interest otherwise payable on such interest payment date), and Publishing intends to so act in accordance with the restrictions set forth in the New Credit Facility.

         The New Senior Debentures are subject to redemption, at the option of Publishing, in whole or in part, at any time at a price equal to 100% of the principal amount of the New Senior Debentures, plus accrued and unpaid interest thereon to the redemption date. Upon a Change of Control (as defined therein), and subject to certain conditions, the holders of the New Senior Debentures have the right to require Publishing to repurchase all of the New Senior Debentures at a price of 101% of the aggregate principal amount, plus accrued and unpaid interest to the


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repurchase date. The New Senior Debentures also have standard negative covenants and events of default for debentures of this type. The New Senior Debentures have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and Publishing has no obligation to register the New Senior Debentures under the Securities Act.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         OLD CREDIT FACILITY

         On February 28, 2005, Operating repaid in full, and terminated all of its obligations under, the Amended and Restated Credit Agreement, dated as of April 18, 2000, as amended, with the lenders from time to time party thereto, Citicorp USA, Inc. as administrative agent and swingline lender, Citibank, N.A. as issuing bank, DB Alex. Brown LLC as syndication agent, Wells Fargo Bank, N.A. as documentation agent and Bank of America, N.A. as co-agent (the "Old Credit Facility"). Publishing and its other subsidiaries' also terminated all of their respective security and guaranty obligations thereunder on February 28, 2005. Operating used funds drawn from the New Credit Facility to make the requisite termination payment ($66,339,072.38).

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         NEW CREDIT FACILITY

         See Item 1.01 for a description of the material terms of the New Credit Facility, and the related security and guaranty obligations of Publishing and its other subsidiaries, which is incorporated herein by reference.

         SENIOR DEBENTURES DUE 2013

         See Item 1.01 for a description of the material terms of the New Senior Debentures, which is incorporated herein by reference.

         SERIES B-1 SENIOR PREFERRED STOCK

         See Item 5.03 for a description of the material terms of the Series B-1 Senior Preferred Stock, which is incorporated herein by reference.



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ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
          OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

         FULL OPTIONAL REDEMPTION OF SENIOR DISCOUNT DEBENTURES AND SATISFACTION AND DISCHARGE OF INDENTURE FOR SENIOR DISCOUNT DEBENTURES

         Upon consummation of the Debenture Exchange and the initial draw down under the New Credit Facility described in Item 1.01 above, Publishing irrevocably called for redemption all of the outstanding Senior Discount Debentures, with the Senior Discount Debentures to be redeemed on March 30, 2005, in accordance with the Indenture for the Senior Discount Debentures (the "SDD Indenture"). Interest on the Senior Discount Debentures will cease to accrue after March 30, 2005, and the only remaining rights of the holders of the Senior Discount Debentures will be to receive payment of the redemption price thereon. The call for redemption of the Senior Discount Debentures, and full payment in respect thereof on the redemption date, does not and will not accelerate or increase any other direct financial obligation of Publishing or Operating.

         Immediately following Publishing's call for redemption of the Senior Discount Debentures, Publishing irrevocably deposited trust funds with US Bank, the trustee, in an amount sufficient to pay the redemption price for the Senior Discount Debentures in full, thereby satisfying and discharging the SDD Indenture. The redemption price consisted of 101.938% of the $19,800,000 aggregate principal amount thereof, plus accrued and unpaid interest to March 30, 2005 (collectively, $20,560,955.25). Publishing used funds drawn from the New Credit Facility to make the requisite discharge payment.

         FULL OPTIONAL REDEMPTION OF SENIOR SUBORDINATED NOTES

         Upon consummation of the Preferred Exchange and satisfaction and discharge of the SDD Indenture, Operating irrevocably called for redemption all of the outstanding Senior Subordinated Notes, with the Senior Subordinated Notes to be redeemed on March 30, 2005, in accordance with the Indenture for the Senior Subordinated Notes. Interest on the Senior Subordinated Notes will cease to accrue after March 30, 2005, and the only remaining rights of the holders of the Senior Subordinated Notes will be to receive payment of the redemption price thereon. The call for redemption of the Senior Subordinated Notes, and full payment in respect thereof on the redemption date, does not and will not accelerate or increase any other direct financial obligation of Publishing or Operating.

         The redemption price consists of 101.563% of the $180,000,000 aggregate principal amount thereof, plus accrued and unpaid interest to March 30, 2005 (collectively, $185,579,025). Operating intends borrow $180,000,000 under the New Credit Facility on March 30, 2005 in connection with the redemption of Senior Subordinated Notes, and pay the remaining balance with cash on hand or from borrowings under the revolving credit facility.



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         FULL OPTIONAL REDEMPTION OF SERIES A SENIOR PREFERRED STOCK

         Upon consummation of the Preferred Exchange and satisfaction and discharge of the SDD Indenture, Publishing irrevocably called for redemption all of the outstanding shares of Series A Senior Preferred Stock, with the Series A Senior Preferred Stock to be redeemed on March 15, 2005, in accordance with the Certificate of Designations for the Series A Senior Preferred Stock. Dividends on the Series A Senior Preferred Stock will cease to accumulate after March 15, 2005, and the only remaining rights of the holders of the Series A Senior Preferred Stock will be to receive payment of the redemption price thereon. The call for redemption of the Series A Senior Preferred Stock, and full payment in respect thereof on the redemption date, does not and will not accelerate or increase any other direct financial obligation of Publishing or Operating.

         The redemption price consists of 100% of the liquidation preference per share, plus accumulated and unpaid dividends per share to March 15, 2005 (collectively, $11,484,274). The initial draw down under the New Credit Facility included an amount sufficient to pay the redemption price for the Series A Senior Preferred Stock.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

         THIRD AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

         On February 25, 2005, in connection with the New Credit Facility and related transactions, the Board of Directors of Publishing (the "Board") approved, and the requisite stockholders consented to, the third amendment to Publishing's Amended and Restated Certificate of Incorporation (the "Third Amendment"). On February 25, 2005, the Third Amendment was filed with the Secretary of State of the State of Delaware. The Third Amendment (i) amended the Certificate of Designations of the Series A Senior Preferred Stock to permit the Preferred Exchange, (ii) decreased the number of authorized shares of Series A Senior Preferred Stock from 21,000,000 shares to 20,500,000 shares, and (iii) amended the Certificate of Designations of the Series B 10% Junior Redeemable Cumulative Preferred Stock to duplicate, as applicable, the terms set forth in the Certificate of Designations of the Series B-1 Senior Preferred Stock. The foregoing summary of the Third Amendment is qualified in its entirety by Exhibit 3.1, which is incorporated herein by reference.

         CERTIFICATE OF DESIGNATIONS FOR SERIES B-1 SENIOR PREFERRED STOCK

         On February 25, 2005, in connection with the New Credit Facility and related transactions, the Board authorized, and the requisite stockholders consented to, creating a new series of preferred stock, the Series B-1 Senior Preferred Stock. On February 25, 2005, the Certificate of Designations for the Series B-1 Senior Preferred Stock, which established the rights, preferences and limitations thereof, was filed with the Secretary of State of the State of Delaware. Dividends on the Series B-1 Senior Preferred Stock accrue daily and are permitted, subject to restrictions set forth in the New Credit Facility, to be paid in cash, payable quarterly, and if not paid in cash, will cumulate. Accumulated and unpaid dividends will similarly accrue and cumulate dividends.



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         The Series B-1 Senior Preferred Stock is required to be redeemed by
Publishing in February 2013. The shares of Series B-1 Senior Preferred Stock are also subject to redemption, at the option of Publishing, in whole or in part, at any time at a price equal to 100% of the liquidation preference, plus accumulated and unpaid dividends thereon to the redemption date. Upon a Change of Control (as defined therein), and subject to certain conditions, Publishing must make an offer to repurchase all of the Series A Senior Preferred Stock at a price of 100% of the liquidation preference, plus accumulated and unpaid dividends thereon to the repurchase date. The shares of Series B-1 Senior Preferred Stock have not been registered under the Securities Act, and Publishing has no obligation to register such shares under the Securities Act. The foregoing summary of the Certificate of Designations for the Series B-1 Senior Preferred Stock is qualified in its entirety by Exhibit 3.2, which is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

         On February 28, 2005, Publishing issued a press release regarding the New Credit Facility and the related transactions, which is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

         As soon as practicable after Publishing's redemption of the Senior Discount Debentures and Operating's redemption of the Senior Subordinated Notes on March 30, 2005, and as permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Publishing and Operating will cease its filings with the Securities and Exchange Commission in accordance with the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

         A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

This Form 8-K contains certain "forward-looking statements" (as defined in Section 21E of the Exchange Act, as amended) that reflect Publishing's expectations regarding future events. Words such as "anticipates," "believes," "plans," "expects," "intends," "estimates" and similar expressions have been used to identify these forward-looking statements, but are not the exclusive means of identifying these statements. These statements reflect Publishing's current beliefs and expectations and are based on information currently available to Publishing. Accordingly, these statements are subject to known and unknown risks, uncertainties and other factors that could cause actual events to differ from those expressed in, or implied by, these statements. See Publishing's Annual Report on Form 10-K for the year ended December 31, 2003 and all subsequent filings with the Securities and Exchange Commission for a discussion of other risks and uncertainties. As a result, no assurance can be given that the Publishing's beliefs and expectations covered by such forward-looking statements will be achieved. Publishing is not obligated and has no intention to update or revise these forward-looking statements to reflect new events, information or circumstances.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 1, 2005              LIBERTY GROUP PUBLISHING, INC.


                                       By:    /s/ Kenneth L. Serota
                                           -------------------------------------
                                       Name:  Kenneth L. Serota
                                       Title: President, Chief Executive Officer
                                              and Chairman of the Board of
                                              Directors


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION
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
3.1                 Third Amendment to the Amended and Restated Certificate of
                    Incorporation, effective as of February 25, 2005.
3.2                 Certificate of Designations of the Series B-1 14  3/4%
                    Senior Redeemable Cumulative Preferred Stock, effective as of February 25, 2005.
99.1                Press release, dated February 28, 2005.